Amendment No. 2 to Note



      This Amendment to Note ("Amendment"), made, delivered, and effective as of November 8, 1999, by and between Pro Golf International, Inc. ("Borrower") and COMERICA BANK ("Bank").


WHEREAS, Borrower and Bank are parties to that certain Master Revolving Note in the original principal amount of $8,500,000 dated June 22, 1999, as previously amended as of September , 1999 ("Note"); and

WHEREAS, Bank and Borrower further desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1. The reference to "November 8, 1999" in the first sentence of the Note is deleted and "March 15, 2000" is inserted in lieu thereof. The indebtedness outstanding under the Note shall now be due and payable in full on the earlier of March 15, 2000 and DEMAND by Bank.

2. Upon execution of this Amendment, Borrower shall pay Bank a non-refundable amendment fee of $300,000 ("Amendment Fee") which fee shall be deemed fully earned upon payment. Notwithstanding that the amendment fee is non-refundable, Bank agrees as follows:

   a. If on or before March 15, 2000 Borrower furnishes Bank with evidence satisfactory to Bank that from the date hereof through March 15, 2000, Borrower has raised $2,000,000 in capital in the form of equity or subordinated debt (pursuant to written subordination agreements satisfactory to Bank in the exercise of its sole, but reasonable, discretion), Bank shall rebate $100,000 (and not more than $100,000) of the Amendment Fee to Borrower.

   b. If on or before March 15, 2000 Borrower furnishes Bank with evidence satisfactory to Bank that from the date hereof through March 15, 2000, Borrower has raised at least $1,000,000 but less than $2,000,000 in capital in the form of equity or subordinated debt (pursuant to written subordination agreements satisfactory to Bank in the exercise of its sole, but reasonable, discretion), Bank shall rebate $50,000 (and not more than $50,000) of the Amendment Fee to Borrower.

   c. If on or before March 15, 2000, Borrower refinances through Bank its indebtedness outstanding under the Note such that at least $8,000,000 of the principal amount outstanding under the Note is refinanced as an amortizing term loan and the balance thereof is replaced by a line of credit based on a formula of Borrower's accounts and/or inventory pursuant to loan documents satisfactory to Bank in the exercise of its sole, but reasonable, discretion, Bank shall rebate $50,000 (and not more than $50,000) of the Amendment Fee to Borrower, in addition to any other rebate made under subpart a or b of this Section 2.

   d. In no event shall Borrower be entitled to a rebate of the Amendment Fee under both subparts a and b of this Section 2. In no event shall Borrower be entitled to any rebate under this Section 2 if Borrower fails to raise less than $1,000,000 in capital in accordance with the provisions of this
      Section 2.

3. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

4. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

5. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

6. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank's administration of the debt evidenced by the Note or otherwise.

7. This Amendment is not an agreement to any further or other amendment of the Note. This Amendment shall become effective upon execution by the parties and payment by Borrower of the amendment fee required under paragraph 2 above. Nothing set forth in this Amendment is intended nor shall be deemed to modify the demand basis of the Note and Borrower acknowledges and agrees that Bank, with or without reason and without notice, may demand that the Note be immediately paid in full. Nothing set forth in this Amendment shall constitute a commitment on the part of Bank to refinance any of the indebtedness outstanding under the Note or otherwise extend any credit facility to Borrower.

8. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

Name(s) of Borrower(s): Pro Golf International, Inc.


By:______________________________             By:_______________________________
    SIGNATURE OF                                           SIGNATURE OF
Its:_____________________________             Its:______________________________
    TITLE (IF APPLICABLE)                               TITLE (IF APPLICABLE)


                                                COMERICA BANK


                                               By:______________________________
                                                    SIGNATURE OF
                                               Its:_____________________________
                                                    TITLE


The above Amendment to Note is consented to by the undersigned Guarantors as of November 8, 1999.

Ajay Sports, Inc.
Woodward Partners, Inc.
Pro-Golf of America, Inc.
Colorado Ridge Corporation
Acrodyne Corporation


By:____________________________________________
     Thomas W. Itin, President of each of the above entities

TICO


By:____________________________________________
     Thomas W. Itin, Managing Partner

SICO


By:____________________________________________
      Shirley B. Itin, Managing Partner


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Thomas W. Itin, individually


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Shirley B. Itin, individually